Virtus Credit Opportunities Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated December 31, 2015 to the Summary and

Statutory Prospectuses and the Statement of Additional Information (“SAI”),

dated September 8, 2015

Important Notice to Investors

Effective December 23, 2015, Manases Zarco, formerly of Newfleet Asset Management, LLC, is no longer a portfolio manager for Virtus Credit Opportunities Fund. The resulting disclosure changes to the fund’s prospectuses and SAI are described below.

The disclosure under “Portfolio Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby revised by removing each reference to Mr. Zarco.

The table under “Newfleet” on page 70 of the fund’s statutory prospectus is hereby revised by removing the reference to Mr. Zarco. The narrative under the referenced table is hereby amended by removing the biographical information for Mr. Zarco.

The disclosure for the fund in the table under “Portfolio Managers” on page 88 of the SAI is hereby amended by removing the reference to Mr. Zarco.

The disclosure in the “Other Accounts Managed (With No Performance-Based Fees)” table and the “Other Accounts Managed with Performance-Based Fees” beginning on pages 89 and 90 of the SAI is hereby amended by removing each reference to Mr. Zarco.

The disclosure in the table under “Portfolio Manager Fund Ownership” on page 94 of the SAI is hereby amended by removing the reference to Mr. Zarco.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VAST 8034 CreditOpps PMs (12/2015)